UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 22, 2008

GENEREX BIOTECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2008 (the “Effective Date”), Generex Biotechnology Corporation (the “Company”) entered into separate Agreements with each of the Investors that purchased the Company’s 8% Senior Secured Convertible Notes (the “Notes”) pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of March 31, 2008, by and among the Company and the Investors listed on the Schedule of Buyers attached thereto.

Pursuant to the Purchase Agreement each of the Investors purchased (i) a Series A Warrant to acquire additional shares of Common Stock (collectively, the “Series A Warrants”), (ii) a Series A-1 Warrant to acquire additional shares of Common Stock (collectively, the “Series A-1 Warrants”), (iii) a Series B Warrant to acquire additional shares of Common Stock (collectively, the “Series B Warrants”), and (iv) a Series C Warrant to acquire additional shares of Common Stock (collectively, the “Series C Warrants”), in each case, as set forth on the Schedule of Buyers attached to the Purchase Agreement.  The Series A Warrants, the Series A-1 Warrants, the Series B Warrants, and the Series C Warrants issued to the Investor are hereinafter collectively called the “Series Warrants.”

In connection with the transactions contemplated by the Purchase Agreement, the Company also reduced the strike prices of certain then outstanding warrants held by the Investors (the “Pre-Extant Warrants”) to $1.10 and extended the expiration dates thereof to March 31, 2015.

The Notes require the Company to pay the Investors on each applicable Installment Date set forth in the Notes the Installment Amount due on such date by electing (i) a Company Conversion if various conditions are satisfied and/or (ii) a Company Redemption.

As of the date hereof, one of the Equity Conditions has not been satisfied in that the Company received notice from The NASDAQ Stock Market of the Company’s failure to comply with the minimum bid price requirement of Marketplace Rule 4310(c)(4) (the “Listing Maintenance Equity Condition”).  As set forth in the Company’s current report dated July 29, 2008, certain of the Investors waived non compliance with the Listing Maintenance Equity Conditions as to the September 1, 2008 and August 1, 2008 installments under the Notes.

In addition, as of the date hereof the Company is not in compliance with the Net Cash Balance Test in the Notes, which constitutes an Event of Default under each of the Notes (the “Net Cash Balance Test Default”).

On December 17, 2008, one of the holders of the Notes, Iroquois Master Fund Ltd., issued to the Company an Event of Default Redemption Notice with respect to an Event of Default by the Company under Section 4(a)(xv) of its Note (the “Redemption Notice”) arising from the Net Cash Balance Test Default.

The Company and each of the Investors entered into each of the separate Agreements to address the default caused by non-compliance with the Listing Maintenance Equity Condition and the Net Cash Balance Test Default.  Pursuant to each of the separate Agreements, the Company and each Investor agreed to the following:

•           Each Investor agreed to waive (a) the Event of Default under Section 4(a)(xv) of the Notes with respect to the Company’s failure to meet Net Cash Balance Test in respect of any and all periods prior to the Effective Date, and (b) compliance by the Company with the Net Cash Balance Test  for the period commencing on the Effective Date and ending on the 30th day of January, 2009.

•           The exercise price of each of the Series Warrants was reduced from $1.21 to $0.50.

•           The exercise price of each of the Pre-Extant Warrants was reduced from $1.10 to $0.50.

•           The Company shall have a one time right to require each of the Investors to exercise all of their then outstanding Series Warrants and Pre-Extant Warrants if the arithmetic average of the volume weighted average price of the Common Stock on the Principal Market for a twenty-one (21) consecutive Trading Day period is equal to or greater than $1.00.  The Company has agreed to issue each Investor a seven-year warrant to acquire up to that number of shares of Common Stock that is equal to the number of shares of Common Stock acquired by such Investor in connection with such Investor’s exercise of its Series Warrants and its Pre-Extant Warrants pursuant to the exercise of such call option by the Company, at an exercise price of $1.00 per share.

•           The expiration date of each Series A Warrant and each Series A-1 Warrant was extended to March 31, 2016.

•           The expiration date of each Series C Warrant was extended to September 30, 2016.

•           The expiration date of each Pre-Extant Warrant was extended to March 31, 2016.

•           The Company has agreed to honor the notices it delivered to each of the Investors on December 1, 2008 in respect of the January 1, 2009 Installment Date pursuant to which the Company confirmed its intention to redeem 100% of the January 1, 2009 Installment Amounts pursuant to a Company Redemption, and the Company shall promptly pay the applicable Company Redemption Amount when due.

•           On January 12, 2009, the Company will repay to the Investors an additional portion of the outstanding principal amount of the Notes equal to an aggregate of  $1,376,666.66, which amount shall be converted in whole pursuant to a Company Conversion.

•           Each Investor agreed to waive satisfaction of only the Listing Maintenance Equity Condition solely with respect to (a) the additional repayment by the Company of January 12, 2009, and (b) the Installment Date that is February 1, 2009 (the “February 1st Installment Date”).  Therefore, the Company will be entitled to deliver a Company Installment Notice in respect of the February 1st Installment Date confirming that the applicable Installment Amount due in respect of the February 1st Installment Date will be converted in whole pursuant to a Company Conversion if all other Equity Conditions are satisfied in accordance with the terms of the Notes.

The foregoing summaries of the terms of the Agreements are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1
Form of separate Agreements entered into with each of Cranshire Capital, L.P., Portside Growth and Opportunity Fund, Rockmore Investment Master Fund Ltd., Smithfield Fiduciary LLC and Iroquois Capital Opportunity Fund, LP.

10.2	Form of Agreement entered into with Iroquois Master Fund Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: December 23, 2008	/s/ Rose C. Perri
Chief Operating Officer and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1
Form of separate Agreements entered into with each of Cranshire Capital, L.P., Portside Growth and Opportunity Fund, Rockmore Investment Master Fund Ltd., Smithfield Fiduciary LLC and Iroquois Capital Opportunity Fund, LP.

10.2	Form of Agreement entered into with Iroquois Master Fund Ltd.